Michaela Ott
Schloßkamp 8
38550 Isenbüttel
Germany

Michaela Ott, Schloßkamp 8, 38550 Isenbüttel

MEDITE Cancer Diagnostics, Inc.
The Chairman of the Board of Director Austin Lewis
4203 SW 34th Street
Orlando, FL 32811
U.S.A.

Isenbuettel, January 17, 2018

Resignation from the Board of Directors

Dear Austin

I hereby declare my resignation as a director of MEDITE Cancer Diagnostics, Inc., effective January 17, 2018.

It was a pleasure for me working together with you and the other Members of the Board.

Best regards,

Michaela Ott